BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated April 9, 2015

to the Summary Prospectus of the Fund dated November 28, 2014

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The fifth paragraph in the section of the Summary Prospectus entitled “Fund Overview — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund may, when consistent with its investment objective, buy or sell options or futures on a security or an index of securities, or enter into swaps, including total return swaps, credit default swaps and credit default swap index products, and foreign currency transactions (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance return (for example, by enhancing yield to the Fund in the form of distributions), in which case their use may involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The underlying funds and ETFs may, to varying degrees, also invest in derivatives. The Fund may also engage in option writing to generate additional income in the portfolio.

Shareholders should retain this Supplement for future reference.

SPRO-MAIP-0415SUP